________________________________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
March 3, 2016
__________

The Walt Disney Company
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11605 (Commission File Number)	95-4545390 (IRS Employer Identification No.)

500 South Buena Vista Street
Burbank, California 91521
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (818) 560-1000

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
________________________________________________________________________

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) On March 3, 2016, the shareholders of the Registrant approved amendments to the Registrant’s Restated Certificate of Incorporation at the Registrant’s annual meeting of shareholders and the amendments became effective on that date following filing of the Restated Certificate of Incorporation as amended with the Delaware Secretary of State. The amendments to the Restated Certificate of Incorporation are set forth in the proxy statement dated January 15, 2016, for the Registrant’s annual meeting in the section entitled “Approval of Amendments to the Restated Certificate of Incorporation,” which is incorporated herein by reference. The Restated Certificate of Incorporation, as amended, is filed as Exhibit 3.1 to this report and the terms thereof are incorporated herein by reference

Item 5.07 Submission of Matters to a Vote of Security Holders

(a-b) The final results of voting on each of the matters submitted to a vote of security holders during the Registrant’s annual meeting of shareholders on March 3, 2016 are as follows.

1.	Election of Directors:	For	Against	Abstentions	Broker Non-Votes
	Susan E. Arnold	1,127,767,300	27,422,463	3,191,661	262,345,938
	John S. Chen	1,129,045,161	26,017,896	3,318,367	262,345,938
	Jack Dorsey	1,088,342,127	66,592,325	3,446,972	262,345,938
	Robert A. Iger	1,131,794,460	19,228,016	7,358,948	262,345,938
	Maria Elena Lagomasino	1,100,963,334	54,082,899	3,335,191	262,345,938
	Fred H. Langhammer	1,135,607,595	19,385,882	3,387,947	262,345,938
	Aylwin B. Lewis	1,112,933,579	42,056,276	3,391,569	262,345,938
	Robert W. Matschullat	1,142,211,286	12,638,159	3,531,979	262,345,938
	Mark G. Parker	1,144,303,097	10,454,929	3,623,398	262,345,938
	Sheryl K. Sandberg	1,151,260,869	3,984,207	3,136,348	262,345,938
	Orin C. Smith	1,117,446,725	37,459,863	3,474,836	262,345,938

Under the Registrant’s Bylaws, each of the directors was elected, having received more votes “for” than “against.”

		For	Against	Abstentions
2.	Ratification of PricewaterhouseCoopers LLP as registered public accountants	1,399,536,675	17,007,689	4,182,998

Under the Registrant’s Bylaws, the selection of the auditors was ratified, having received “for” votes from more than a majority of shares cast for, against or abstain.

		For	Against	Abstentions	Broker Non-Votes
3.	Approval of the advisory vote on executive compensation	980,202,960	171,065,961	7,112,503	262,345,938

Under the Registrant’s Bylaws, the proposal was approved, having received “for” votes from more than a majority of shares cast for, against or abstain.

		For	Against	Abstentions	Broker Non-Votes
4.	Approval of an Amendments to the Restated Certificate of Incorporation	1,147,221,565	6,110,464	5,049,395	262,345,938

Under the Registrant’s Certificate of Incorporation, the amendments to the Restated Certificate of Incorporation were approved having received “for” votes from more than two-thirds of the shares issued and outstanding as of the record date for the meeting.

		For	Against	Abstentions	Broker Non-Votes
5.	Shareholder proposal relating to simple majority vote	403,242,076	746,921,036	8,218,312	262,345,938

Under the Registrant’s Bylaws, the proposal failed, having received “for” votes from less than a majority of votes cast for, against or abstain

		For	Against	Abstentions	Broker Non-Votes
6.	Shareholder proposal relating to lobbying disclosure	313,603,896	670,462,804	174,314,724	262,345,938

Under the Registrant’s Bylaws, the proposal failed, having received “for” votes from less than a majority of votes cast for, against or abstain.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits
3.1    Restated Certificate of Incorporation of the Registrant

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Walt Disney Company

By:	/s/ Roger J. Patterson
Roger J. Patterson
Associate General Counsel and Assistant Secretary
Registered In-House Counsel
Dated: March 4, 2016